UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 9 , 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

On December 9, 2005, the Human Resources Committee of the Board of Directors of Ameren Corporation (“Ameren”) recommended, and the full Board of Directors approved, effective January 1, 2006, annual base salaries of the chief executive officer and four most highly compensated executive officers (“Named Executive Officers”) of Ameren and its subsidiaries, including Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”), collectively referred to as the “Registrants.” A table setting forth the annual base salaries for 2005 and 2006 for these Named Executive Officers is attached as Exhibit 10.1 and is incorporated herein by reference. Included as a part of this exhibit is a schedule reporting the range of 2006 bonus targets for executive officers under Ameren’s 2006 executive compensation program expressed as a percentage of base salary. Ameren’s Human Resources Committee and Board on December 9, 2005 approved an increase in the 2006 bonus target for the chief executive officer from the 2005 target of 85 percent to 90 percent of base salary. The 2006 bonus targets for the other executive officers remain the same as their 2005 bonus targets.

Also on December 9, 2005, the Human Resources Committee of the Ameren Board of Directors recommended and the full Board of Directors approved, effective January 1, 2006, a perquisite which entitles the Named Executive Officers, as well as certain other executive officers of the Registrants, reimbursement of up to $10,000 annually for the cost of tax and financial planning services provided by specified service providers.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:  Title:

10.1	2005 and 2006 Base Salary Table for Named Executive Officers
   and 2006 Executive Officer Bonus Targets

    This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CILCORP Inc. (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: December 15, 2005

Exhibit Index

Exhibit Number:  Title:

10.1	2005 and 2006 Base Salary Table for Named Executive Officers
   and 2006 Executive Officer Bonus Targets